Repligen Announces Agreement to Acquire ARTeSYN Biosolutions Tony J. Hunt, President and CEO October 27th, 2020 Jon K. Snodgres, CFO Exhibit 99.2

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Strategic Move to Expand Single-Use Bioprocessing Systems, Components and Flow Paths Gold Standard in Single-Use Systems ARTeSYN Biosolutions is an innovator and a market leader in fully automated cGMP single-use Chromatography, Filtration and Buffer/Media Prep Systems and Flow Paths Complements, Expands RGEN’s Systems Portfolio beyond Hollow Fiber Filtration Adds Systems for Flat sheet Filtration, Chromatography and Buffer Prep Adds leading innovator in downstream continuous manufacturing Future integration of FlowVPE to further differentiate RGEN Systems Expands Total Addressable Market Adds ~$0.2B to addressable market bringing total to ~$3.2B Addresses all biologic types mAbs rProteins Vaccines Cell & Gene Therapy Vertical Integration with EMT and ProConnex® EMT key provider of silicone liners and assemblies (July 2020) Complements and expands ProConnex flow paths Full control of supply chain Foundation for Systems in Gene Therapy Filtration and Chromatography solutions Very low hold up volumes - minimizes product losses and differentiates versus competition Meets Repligen’s M&A Criteria Highly differentiated technology Addresses gaps in Filtration and Chromatography Systems Strong revenue growth Accretive to adj. EPS in 2022 Market leader, SU innovator, Expands RGEN Systems, Accretive 2022

ARTeSYN BioSolutions Meets Repligen’s Acquisition Criteria Technology leadership in bioprocessing A gold standard in Single-Use Systems design and performance, highly differentiated Strengthens and expands Repligen portfolio Addresses gap in Filtration with TFF Flat Sheet System Expands Systems portfolio Filtration, Chromatography, Media/Buffer Prep, Custom Continuous Manufacturing Supply chain control Integrates EMT and ProConnex flow paths in Systems portfolio Operational and commercial leverage ARTeSYN has minimal salesforce today - leverage Repligen’s commercial team Strong operational synergies in Systems and Flow Path assemblies Growing revenues, improving margins as ARTeSYN business expands 2021 focus on building commercial and expanding pipeline opportunities Leveraging EMT – expands margins and secures the supply chain for key components Expected to be breakeven to adjusted EPS in 2021 and accretive in 2022 ~$200M purchase (~$130M cash, $70M shares), 6x-7x 2020e Revenue

ARTeSYN BioSolutions Company Profile

Filtration



Chromatography



State of the Art Filtration and Chromatography Systems

Customizable, Easy to Use, Flexible

Accelerated revenue growth in 2020



$40
$35
$30
$25
$20
$15
$10
$5
$0
Revenue ($Ms)
$8.5
$30.0 est.
$33-$36 est.
2019
2020e
2021e

Headquarters: Waterford, Ireland
Founded: 2015 by Michael Gagne
Employees: 130
Headquarters: Waterford, Ireland
Manufacturing: US (CA), Ireland, Estonia
Sales offices: US
Distributors: US, EU
https://www.artesynbiosolutions.com

Products snapshot

- Single-Use Systems supports 15L-2000L
- Lab-scale through cCMP manufacturing
- Fully automated Systems for Filtration, Chromatography and Buffer/Media Prep
- Low hold-up volumes
- Precision and accuracy in gradient elution
- Single-Use Consumables incl. Smart Valves and Liners, Flow Paths

Customer Call Points

- Process Development
- Manufacturing
- Biopharma & CDMOs

REPLIGEN

ARTeSYN Biosolutions

5

ARTeSYN Biosolutions Revenue Sources

BioProcess Systems & Flow Paths ~50%



TFF Filtration Systems

DOWNSTREAM FILTRATION



Chromatography Systems

DOWNSTREAM CHROMATOGRAPHY



Buffer/Media Prep Systems

DOWNSTREAM FINISH FILLING



Over Molded Tubing Sets from EMT



Single-Use Flow Paths

Components and Consumables - ~50%



Valves, Valve Liners, Flow Path Exoskeletons

Total Projected Revenue ~$30M in 2020

REPLIGEN

ARTeSYN® Biosolutions

6

Favorable Financial Impact of ARTeSYN Biosolutions Acquisition Expected to add approximately $33M-$36M of revenue in 2021E Gross margins currently below Repligen corporate average with goal of >50% in 2021 2021 investment focus: commercial integration and commercial pipeline build out Expected to be breakeven on adj. EPS in 2021E, accretive in 2022E Projected revenue synergies of ~$10M over the three-year period starting 2021

Questions? Contact Investor Relations investors@repligen.com 781-250-0111

Questions? Contact Investor Relations investors@repligen.com 781-250-0111